                                                                    EXHIBIT 99.3

                                  CONSENT


     I hereby consent to being named as a director nominee in Troy Group, Inc.'s Registration Statement on Form S-1 (File No. 333-51523) and the related Prospectus for the registration of its Common Stock, and any amendments thereto.




                                       /s/ JOHN B. ZAEPFEL
                                       --------------------------
June 19, 1998